February 12, 2014

Fourth Quarter 2013 Review

Peter S. Kraus
Chairman & Chief Executive Officer

John C. Weisenseel
Chief Financial Officer

AllianceBernstein

Cautions Regarding Forward-Looking Statements

Certain statements provided by management in this presentation are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. The most significant of these factors include, but are not limited to, the following: the performance of financial markets, the investment performance of sponsored investment products and separately-managed accounts, general economic conditions, industry trends, future acquisitions, competitive conditions, and current and proposed government regulations, including changes in tax regulations and rates and the manner in which the earnings of publicly-traded partnerships are taxed. AllianceBernstein cautions readers to carefully consider such factors. Further, such forward-looking statements speak only as of the date on which such statements are made; AllianceBernstein undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. For further information regarding these forward-looking statements and the factors that could cause actual results to differ, see "Risk Factors" and "Cautions Regarding Forward-Looking Statements" in AllianceBernstein's Form 10-K for the year ended December 31, 2013. Any or all of the forward-looking statements made in this presentation, Form 10-K, Form 10-Qs, other documents AllianceBernstein files with or furnishes to the SEC, and any other public statements issued by AllianceBernstein, may turn out to be wrong. It is important to remember that other factors besides those listed in "Risk Factors" and "Cautions Regarding Forward-Looking Statements," and those listed below, could also adversely affect AllianceBernstein's financial condition, results of operations and business prospects.

The forward-looking statements referred to in the preceding paragraph include statements regarding:

- ***The pipeline of new institutional mandates not yet funded:*** Before they are funded, institutional mandates do not represent legally binding commitments to fund and, accordingly, the possibility exists that not all mandates will be funded in the amounts and at the times currently anticipated, or that mandates ultimately will not be funded.

- ***The possibility that AllianceBernstein will engage in open market purchases of Holding Units to help fund anticipated obligations under our incentive compensation award program:*** The number of Holding Units AllianceBernstein may decide to buy in future periods, if any, to help fund incentive compensation awards is dependent upon various factors, some of which are beyond our control, including the fluctuation in the price of a Holding Unit and the availability of cash to make these purchases.

- ***Our anticipation that cumulative write-offs relating to Phase II of our global real estate consolidation program targeting approximately 510,000 square feet of office space will remain in our previously announced range of $225 million to $250 million:*** Any charges we record are based on our current assumptions regarding sublease marketing periods, costs to prepare the properties to market, market rental rates, broker commissions and subtenant allowances/incentives, all of which are factors largely beyond our control. If our assumptions prove to be incorrect, we may be forced to record additional charges beyond our previously announced range of $225 million to $250 million.

- ***Our anticipation that we will realize reduced annual operating expenses of approximately $70 million as a result of our 2010 and 2012 office space consolidation initiatives***: Any charges we record and our estimates of reduced occupancy expenses in future years are based on our current assumptions regarding sublease marketing periods, costs to prepare the properties to market, market rental rates, broker commissions and subtenant allowances/incentives, all of which are factors largely beyond our control. If our assumptions prove to be incorrect, we may be forced to record additional charges and/or our estimated occupancy cost reduction may be less than we currently anticipate.

Peter S. Kraus

Chairman & Chief Executive Officer

Firmwide Overview: Fourth Quarter and Full Year 2013

In US $ Billions



Gross Sales
$14.8
$18.7
4Q13
3Q13
$80.4
$81.9
2013
2012
Net Flows*
$(10.3)
$(4.8)
4Q13
3Q13
$(12.3)
$(14.4)
2013
2012
Outflows related to AXA dispositions
End of Period AUM
$450.4
$445.2
4Q13
3Q13
$450.4
$430.0
2013
2012
Average AUM
$447.0
$439.9
4Q13
3Q13
$442.7
$416.0
2013
2012

*4Q13 net flows include $6.8B in MONY Institutional fixed income redemptions sustained as a result of AXA's sale of MONY in October. Net outflows for 2013 include the $6.8B in MONY outflows in addition to $0.3B in outflows related to AXA's prior period sale of its Australian JV. Net outflows for 2012 include $5.8B in outflows related to AXA's prior period Canadian and Australian dispositions.

Asset Flows by Distribution Channel: Quarterly Trend

In US $ Billions



Gross Sales
Gross Redemptions
Net Flows
16.4
6.7
5.3
2.9
1.0
(3.2)
(3.8)
(4.2)
(11.1)
14.6
7.3
3.3
0.2
1.8
(0.9)
(4.0)
(2.7)
(14.4)
14.4
7.7
4.7
1.2
(1.3)
(3.2)
(3.0)
(2.5)
(17.6)
12.4
4.5
1.8
(0.7)
(3.5)
(0.6)
(2.5)
(8.0)
(13.0)
7.8
5.5
1.5
(0.8)
(2.3)
(3.9)
(5.6)
(11.1)
(11.7)
Inst. Ret. P.C.
4Q 12
Inst. Ret. P.C.
1Q 13
Inst. Ret. P.C.
2Q 13
Inst. Ret. P.C.
3Q 13
Inst. Ret. P.C.
4Q 13

Total	4Q 12	1Q 13	2Q 13	3Q 13	4Q 13
Gross Sales	$24.1	$23.7	$23.3	$18.7	$14.8
Gross Redemptions	$(19.1)	$(21.1)	$(23.1)	$(23.5)	$(25.1)
Net Flows	$5.0	$2.6	$0.2	$(4.8)	$(10.3)*

*4Q13 net flows include $6.8B in MONY Institutional fixed income redemptions sustained as a result of AXA's sale of MONY in October.

Institutional Highlights

$20B+ Net Flow Improvement in 2013



$B
19.2
17.3
21.3
24.9
(46.9)
(44.8)
(21.6)
(1.0)
(25.9)
(42.9)
(66.1)
(62.1)
2010
2011
2012
2013
Gross Sales
Gross Redemptions
AXA/PPIP*
Net Flows

Double-Digit Sales Growth in Every Region in 2013



% Change FY13 / FY12
12
14
27
17
Americas
EMEA
Asia
Total

Strong 2013 Sales Growth Across Asset Classes



% Change FY13 / FY12
8
49
58
17
Fixed Income
Index / Other
Equity
Total

Diverse Regional Sales and Pipeline**



2013 Gross Sales
End-2013 Pipeline
Total : $5.6B
Americas
26%
EMEA
43%
Asia
31%
EMEA
29%
Asia
40%
Americas
31%

*Prior period Canadian and Australian asset dispositions by the AXA Group resulted in Institutional redemptions of $2.8B in 2011, $5.3B in 2012 and $0.3B in 2013. Also in 2012, the successful liquidation of the Public Private Investment Program (PPIP) fund resulted in $1.8B in Institutional redemptions. In 2013, Institutions lost $6.8B in fixed income assets as a result of AXA's sale of MONY in 4Q13.
**Assets awarded and pending funding as of December 31, 2013.

Fixed Income Investment Performance

	Relative Performance Through 12/31/13 (%)		
US:	1 Year	3 Year	5 Year
Strategic Core Plus	0.3	0.6	3.4
Core Fixed Income	0.1	0.4	2.2
High Yield	1.6	0.7	1.1
Diversified Yield Plus	0.7	3.3	7.3
US Income	1.7	3.0	6.4
Insurance – US Bond	1.0	0.5	2.0
TIPS – Plus	0.5	1.2	4.3
Unconstrained Bond	0.9	N/A	N/A
Global:			
Global High Income	8.8	3.3	7.7
Global Fixed Income	(0.8)	2.4	2.6
Global Plus	(0.5)	0.5	2.3
Global Aggregate	0.0	0.8	2.0
Non-US Regional:			
Canada Core Plus	(0.2)	0.5	2.7
UK Core Plus	1.0	1.1	3.2
Euro Income	1.3	1.5	3.9
Euro High Yield	1.5	1.5	N/A
Emerging Markets Debt	0.2	0.1	3.5

Benchmarks: Strategic Core Plus, Core Fixed Income, US Income – Barclays US Aggregate; High Yield – Barclays US High Yield 2% Issuer Cap; Diversified Yield Plus – Sterling 3 Month LIBOR; Insurance US Bond – Insurance Custom Index; TIPS Plus – Barclays US Treas. Inflation Notes; Unconstrained Bond – BofA Merrill Lynch US Treasuries (3M); Global High Income - 33% Barclays High Yield, 33% JPM EMBI Global and 33% JPM GBI-EM; Global Fixed Income – Citigroup WGBI; Global Plus, Global Aggregate – Barclays Global Aggregate; Canada Core Plus – DEX Canadian Bond Overall Index; UK Core Plus - Barclays Sterling Aggregate (10/1/08-10/31/11) and BofA Merrill Lynch Sterling Non Gilts All Stocks (11/1/11-12/31/13); Euro Income – 65% BC Euro Agg/35% BC Pan-Euro HY 2% Constraint; Euro High Yield – Barclays EURO HY 2% Cap; Emerging Markets Debt - JPM EMBI Global. Preliminary performance as of 12/31/13; annualized and gross of fees.

Equities Investment Performance

	Relative Performance Through 12/31/13 (%)		
US:	1 Year	3 Year	5 Year
US SMID Cap Value	5.7	0.2	3.4
US Strategic Value	8.6	(1.5)	0.3
US SMID Cap Growth	(0.4)	2.2	4.7
US Large Cap Growth	5.2	0.4	(0.9)
Select US Equity	(0.2)	1.6	4.5
US Growth & Income	3.3	3.8	2.1
Global / International:			
Global Value	7.0	(2.3)	(1.2)
Global Strategic Value	13.2	(0.5)	(0.3)
Global Active Low Vol	8.4	N/A	N/A
Global REIT	2.4	1.2	0.5
International Value	1.6	(3.1)	(1.8)
International Discovery	3.6	3.0	4.3
Emerging Markets Value	(4.0)	(3.6)	(0.2)
Emerging Markets Growth	6.8	1.4	0.5
Non-US Regional:			
Australian Value	5.9	1.1	0.4
Japan Strategic Value	(3.0)	(2.6)	2.8
European Value	6.0	(0.5)	(0.9)

Benchmarks: US SMID Cap Value – Russell 2500 Value; US Strategic Value – Russell 1000 Value; US SMID Cap Growth – Russell 2500 Growth; US Large Cap Growth – Russell 1000 Growth; Select US Equity – S&P 500; US Growth & Income – Russell 1000 Value; Global Value – MSCI World, Global Strategic Value – MSCI ACWI, Global Active Low Vol – MSCI World Minimum Volatility; Global REIT – FTSE EPRA/NAREIT Developed Real Estate; International Value – MSCI EAFE; International Discovery – MSCI ACWI SMID ex-US; Emerging Markets Value, Emerging Markets Growth – MSCI EM; Australian Value – S&P ASX 300; Japan Strategic Value – TOPIX; European Value – MSCI Europe. Preliminary performance as of 12/31/13; annualized and gross of fees.

Acquisitions: Client Focused, Complementary, High Growth Potential

	Select Equities	W.P. Stewart	CPH Capital
Acquired	May 2011	December 2013	Announced February 2014
Assets at acquisition	$1.1B	$2.1B	$3.0B
Investment description	Relative return and absolute return US equities	Concentrated growth equities	Style- and factor-neutral global equities
Investment strategies	Select US Equity (Long Only) Select US Equity Long/Short	Concentrated US Growth Concentrated Global Growth	Global Equity Global Consumer Equity
Vehicles	Separate Accounts: 4Q11 Long Only US Mutual Funds: 4Q11 Long/Short Lux Mutual Fund: 1Q12 Long/Short US Mutual Fund: 4Q12	Separate Accounts: 4Q13 US & Global Lux Mutual Fund: 1Q14 US & Global US Mutual Fund: 1H14	Separate Accounts: 1H14 Global Lux Mutual Fund: 1H14 Global US Mutual Fund: 2H14
AUM potential	High: $10B AUM as of Dec 31, 2013	High	High
Relevant to clients	✓	✓	✓
Global appeal	✓	✓	✓
Complementary fit	✓	✓	✓
Long-term track record	✓	✓	✓
Investment discipline	✓	✓	✓
Research culture	✓	✓	✓

Evolving our Equities Platform to Meet Clients' Changing Needs



Bonds
Return Seeking
Risk Reducing
Risk Reducing
Return Seeking
New Sources of Return and Diversification
Alternatives

Absolute Return	Rethinking benchmarks to manage absolute risk	■ Select US Long/Short, Global & US Market Neutral, European Flexible, Japan Long/Short
Stability Equities	Uncorrelated alpha to traditional equities	■ EM Strategic Core, Global, Intl & US Low Volatility, EM Multi-Asset, Asia Pacific Equity Income, Multi-Asset REIT, Equity Income, Growth & Income
Traditional Equities	High return potential with longer horizons	■ Global SMID Cap Growth, Select US Equity, Global Core Equities, US Small and SMID Cap Growth and Value, US Large Cap Growth and Value, US Core Opportunities, US and Global REITs, EM Growth and Value, Global and Intl Strategic Value; Regional growth and value services
Highly Concentrated	Strong conviction in manager insights	■ Concentrated US & Global Growth, European Opportunities, Emerging Consumer, Global Thematic Growth

*Introduced since 1Q 2009

Retail Highlights

Gross Sales Off Record Levels and Redemptions Rose



$B
33.2
31.0
56.3
16.2
49.1
(7.4)
(10.9)
(7.5)
(40.6)
(41.9)
(40.1)
(56.6)
2010
2011
2012
2013
Gross Sales
Gross Redemptions
Net Flows

Asia Retail Rotation from Bonds to Equities

Asia ex-Japan Cross Border Retail Mutual Fund Flows, $B



31.9
14.2
5.6
13.5
22.3
5.6
1H13
2H13
Bonds
Equities
Multi-Asset

Strength in Regional Gross Sales Outside Asia



% Change FY13 / FY12
(36)
12
21
57
(13)
Asia
EMEA
US
LatAm
Total

Asia ex-Japan Cross Border Retail Mutual Fund Flows Source: Lipper FMI Saleswatch

2013 Milestones

- Sales still strong and redemptions moderating
  - $105B gross sales for 2012-2013 vs. $64B for 2010-2011
  - 2013 third highest gross sales year after 2012 and 2000
  - Redemptions down 23% 2H13 vs. 1H13
- Asset gathering momentum for new offerings
  - Sales of newer offerings up 49% in 2013; 26% of total gross sales
  - Combined $6B+ in AUM for Select Equity Long Only and L/S funds
    - Select Equity L/S US and Lux funds raised $1B+ in 2H13
  - Limited Duration High Income (US) and Short Duration High Yield (Lux) at $1B+ combined within first two years since launch

Private Client Highlights

Greater Stability in Our Private Client Business



$B
7.6
7.3
4.3
6.4
(1.9)
(6.8)
(9.0)
(3.8)
(9.5)
(14.1)
(13.3)
(10.2)
2010
2011
2012
2013
Gross Sales
Gross Redemptions
Net Flows

2013 Milestones

- Annual gross sales up nearly 50% and net outflows down almost 60%
- Stable and productive FA base
  - No principal departures in 2013
- Targeted solutions broadening Private Client reach
  - AB Securitized Assets Fund has raised nearly $200M since March 2013
  - New European Opportunities Fund raised $230M in first three months

DAA: Lower Volatility, Preserved Returns Since Inception*

Client Portfolio	Return Impact	Volatility Impact
30 / 70	0.1%	(6)%
60 / 40	0.0%	(9)%
80 / 20	0.0%	(9)%

Fund-of-Hedge-Funds RIC: Consistent Outperformance**



RIC
HFRI FoF Composite
4.4%
3.5%
13.1%
8.8%
15.7%
10.2%
4Q13
1-Yr
Since Inception

*Inception date April 1, 2010, returns annualized **Performance is net of fees and expenses.
All figures as of December 31, 2013. Source: AllianceBernstein, HFRI

Bernstein Research Services Highlights

BRS Quarterly Revenues Up Vs. Prior Quarter and Year

$M



% Change
4Q13 / 4Q12: +9%
4Q13 / 3Q13: +6%
104
107
113
4Q12
3Q13
4Q13

Higher Industry Trading Volumes* Across Regions

Global Industry Trading Volumes* (% Change)



1
6
(5)
40
20
10
33
2
53
US
Europe
Asia
4Q13 / 4Q12
4Q13 / 3Q13
2013 / 2012

BRS Annual Revenues Up 7% from 2012

$M



431
437
414
445
2010
2011
2012
2013

2013 Milestones

- Progress on our globalization strategy a driver of 2013 top line growth
  - Strong double-digit annual revenue growth in Europe and Asia
  - Non-US one-third of total revenues, up from less than 25% in 2009
- Growing reputation for integrated global research insights
  - Increasingly recognized for best global research perspectives in third party surveys of leading fund managers around the world
    - Held our #10 overall ranking and advanced from #7 to #6 on a weighted basis in 2014 Europe *Institutional Investor* survey
  - Broadest research coverage and analyst pipeline ever in both Europe and Asia

*US: NYSE and Nasdaq shares traded; Europe: Value traded (Source: FESE - Federation of European Stock Exchanges); Asia: Combined value traded for Hong Kong and Japan (Source: Bloomberg)

Progress on Our Strategy in 2013

Firmwide Initiative	Progress
Improve investment performance and deliver for clients	■ Maintained our Fixed Income long-term track records through volatile times 　■ 85% of assets in outperforming services for 3- and 5-yr periods 　■ Global High Income, US Income and European High Yield multi-year standouts ■ Dramatic improvement in Equities – nearly 2/3 of assets in outperforming services for 1-yr period 　■ Stellar performance for Global and US Strategic Value, US Small and SMID Cap Value, Global and European Value and US Large Cap and Emerging Markets Growth
Diversify our business across channels, investment services and geographies	■ Maintained high level of RFP activity in 2013 – nearly 400 RFPs completed in diverse areas 　■ Positive trends in both win rate and annualized fee base on new business ■ Significant Institutional gross sales increases in every asset class in 2013 ■ Retail gross sales up double-digits in EMEA and Americas – combined increase of $4.7B y/y ■ Completed W.P. Stewart acquisition in December – launching concentrated growth strategies ■ Announced acquisition of CPH Capital, a core global equity manager, in February 2014 ■ Asia and Europe sell-side revenues up by strong double-digits in 2013
Develop innovative new products and services to meet clients' evolving needs	■ Sales of newer Retail offerings up 49% in 2013 and a greater share of full-year sales ■ Private Client innovation well received by clients 　■ $1.5B take-up from qualified investors since fund-of-hedge-funds services launched 　■ European Opportunities Fund raised $230M since October 2013 launch 　■ AB Securitized Assets Fund raised nearly $200M since March 2013 launch
Achieve greater operating leverage and better financial results	■ Success with expense management and margin expansion in 2013 　■ 2013 adjusted operating margin of 24% up 5 ppts vs. 2012 and 7ppts vs. 2011 　■ $125M+ in adjusted non-compensation expense reductions since 2011 　■ Global real estate consolidation plan on track with ~$70M in annual occupancy savings

John C. Weisenseel

Chief Financial Officer

Financial Highlights: Fourth Quarter and Full Year 2013

In US $ Millions



Adjusted Revenues
$638
$580
4Q13
3Q13
$2,392
$2,260
2013
2012
Adjusted Expenses
$453
$449
4Q13
3Q13
$1,817
$1,836
2013
2012
Adjusted Operating Margin
29.0%
22.6%
4Q13
3Q13
24.0%
18.8%
2013
2012
Adjusted EPU
60¢
40¢
4Q13
3Q13
$1.78
$1.28
2013
2012

Please refer to pages 41-45 for additional information on the reconciliation of GAAP financial results to adjusted financial results

Fourth Quarter GAAP to Adjusted Reconciliation

In US dollar millions

	GAAP		Adjustments: Distribution-Related Payments		Pass Through Expenses		Long-Term Inc. Compensation MTM		Venture Capital Fund		Real Estate Charges		Contingent Payment Arrangements		Acquisition Related Expenses		Non Controlling Interests		Adjusted (Non-GAAP)
Net Revenues	$	766	$	(111)	$	(7)	$	(7)	$	(3)	$	-	$	-	$	-			$	638
Operating Expenses		571		(111)		(7)		(6)		-		(2)		11		(3)		-		453
Operating Income	$	195	$	-	$	-	$	(1)	$	(3)	$	2	$	(11)	$	3	$	-	$	185
Operating Margin		25.0%																		29.0%
Holding EPU	$	0.62																	$	0.60

- Distribution-Related Payments, including the amortization of deferred sales commissions, typically represent the largest adjustment made to GAAP net revenues and operating expenses
- Pass Through Expenses are incurred primarily through our transfer agency and are reimbursed and recorded as fees in GAAP revenues. We also exclude sub-advisory payments to third parties against advisory fees earned
- Long-term incentive compensation Mark-to-Market (MTM) gains and loses, and dividends and interest associated with employee long-term incentive compensation-related investments, are excluded from net revenues and operating expense
- Venture Capital Fund revaluation gains and losses relating to 90% non-controlling interest are excluded from net revenues
- Real Estate charges recorded in 4Q are related to true-ups of previous write-offs
- The recording of a change in estimate of the contingent payment arrangements relating to the acquisition of Sun America's alternative investment group is not considered part of our core operating results
- Acquisition-related expenses, primarily severance and professional fees incurred as a result of the W.P. Stewart acquisition, have been excluded because they are not considered part of our core operating results when comparing financial results from period to period and to industry peers

Please refer to pages 41-45 for additional information on the reconciliation of GAAP financial results to adjusted financial results

Full Year 2013 GAAP to Adjusted Reconciliation

In US dollar millions

	GAAP	Adjustments: Distribution-Related Payments	Pass Through Expenses	Long-Term Inc. Compensation MTM	Venture Capital Fund	Real Estate Charges	Contingent Payment Arrangements	Acquisition Related Expenses	Non Controlling Interests	Adjusted (Non-GAAP)
Net Revenues	$ 2,915	$ (465)	$ (28)	$ (19)	$ (11)	$ -	$ -	$ -	$ -	$ 2,392
Operating Expenses	$ 2,351	(465)	(28)	(19)	-	(28)	11	(3)	(2)	1,817
Operating Income	**$ 564**	**$ -**	**$ -**	**$ -**	**$ (11)**	**$ 28**	**$ (11)**	**$ 3**	**$ 2**	**$ 575**
Operating Margin	**19.0%**									**24.0%**
Holding EPU	**$ 1.71**									**$ 1.78**

- Distribution-Related Payments, including the amortization of deferred sales commissions, typically represent the largest adjustment made to GAAP net revenues and operating expenses
- Pass Through Expenses are incurred primarily through our transfer agency and are reimbursed and recorded as fees in GAAP revenues. We also exclude sub-advisory payments to third parties against advisory fees earned
- Long-term incentive compensation Mark-to-Market (MTM) gains and loses, and dividends and interest associated with employee long-term incentive compensation-related investments, are excluded from net revenues and operating expense
- Venture Capital Fund revaluation gains and losses relating to 90% non-controlling interest are excluded from net revenues
- Real Estate charges recorded in 2013 are related to new write-offs and true-ups of previous write-offs
- The recording of a change in estimate of the contingent payment arrangements relating to the acquisition of Sun America's alternative investment group is not considered part of our core operating results
- Acquisition-related expenses, primarily severance and professional fees incurred as a result of the W.P. Stewart acquisition, have been excluded because they are not considered part of our core operating results when comparing financial results from period to period and to industry peers

Please refer to pages 41-45 for additional information on the reconciliation of GAAP financial results to adjusted financial results

Fourth Quarter and Full Year 2013 Adjusted Income Statement

- Adjusted Operating Income increased 41% sequentially and 36% versus 2012
  - Sequentially, driven by Revenue increase in excess of Operating Expense increase
  - Versus prior year, Revenues increased while Operating Expenses declined
- Adjusted EPU and distribution of 60 cents for 4Q13

In US dollar millions (except EPU)	4Q 2013	3Q 2013	% Δ	FY 2013	FY 2012	% Δ
Adjusted Net Revenues	$ 638	$ 580	10%	$ 2,392	$ 2,260	6%
Adjusted Operating Expenses	453	449	1%	1,817	1,836	(1%)
Adjusted Operating Income	185	131	41%	575	424	36%
Adjusted Operating Margin	29.0%	22.6%		24.0%	18.8%	
AB Holding Adjusted Diluted Net Income Per Unit	**$0.60**	**$0.40**	**50%**	**$1.78**	**$1.28**	**39%**
AB Holding Distribution Per Unit	**$0.60**	**$0.40**	**50%**	**$1.79**	**$1.23**	**46%**

Please refer to pages 41-45 for additional information on the reconciliation of GAAP financial results to adjusted financial results
Percentages are calculated using amounts rounded in millions

Fourth Quarter and Full Year 2013 Adjusted Revenues

- The sequential increase in Base Fees is primarily due to an increase in Private Client; the 6% increase versus the prior year is primarily due to increased Retail average AUM
- Performance fees are up sequentially due to annual calculation periods ending at year-end, and up versus the prior year due primarily to increased equities and funds of funds investment performance
- Bernstein Research Services revenues increased 6% sequentially and 7% versus the prior year due to an increase in client activity in Asia and Europe
- The sequential increase in Investment Gains is attributed to higher seed investment gains; the 45% decrease versus the prior year results from lower seed investment gains in the current year compared to the prior year

Adjusted Revenues (in US dollar millions)	**4Q 2013**	**3Q 2013**	**% Δ**	**FY 2013**	**FY 2012**	**% Δ**
Base Fees	$ 453	$ 449	1%	$ 1,795	$ 1,694	6%
Performance Fees	44	1	4300%	54	49	10%
Bernstein Research Services	113	107	6%	445	414	7%
Net Distribution	1	2	(50%)	1	2	(50%)
Investment Gains (Losses)	4	-	100%	6	11	(45%)
Other Revenues	24	22	9%	94	93	1%
Total Revenues	**639**	**581**	**10%**	**2,395**	**2,263**	**6%**
Less: Interest Expense	1	1	0%	3	3	0%
Adjusted Net Revenues	**$ 638**	**$ 580**	**10%**	**$ 2,392**	**$ 2,260**	**6%**

Please refer to pages 41-45 for additional information on the reconciliation of GAAP financial results to adjusted financial results
Percentages are calculated using amounts rounded in millions

Fourth Quarter and Full Year 2013 Adjusted Operating Expenses

- Adjusted Compensation Ratio was 45.3% in 4Q13 versus 50.0% in 3Q13, and 48.7% for full year 2013 compared to 49.8% in 2012
- Total Compensation & Benefits decreased 1% sequentially due to the drop in the comp ratio, but increased 4% versus the prior year due to higher revenues
- Promotion & Servicing expenses increased 12% sequentially primarily due to higher T&E, and increased 3% versus 2012 due to higher marketing and trade execution costs
- G&A expenses are up 3% versus 3Q13 due to an increase in portfolio servicing costs. The 14% decline versus 2012 is primarily due to lower occupancy, professional fees, and technology-related expenses.

Adjusted Operating Expenses (in US dollar millions)	**4Q 2013**	**3Q 2013**	**% Δ**	**FY 2013**	**FY 2012**	**% Δ**
Compensation & Benefits						
Base Compensation	$ 105	$ 97	8%	$ 397	$ 415	(4%)
Incentive Compensation	119	122	(2%)	482	432	12%
Commissions, Fringes & Other	70	78	(10%)	313	304	3%
Total Compensation & Benefits	**294**	**297**	**(1%)**	**1,192**	**1,151**	**4%**
Promotion & Servicing	46	41	12%	180	175	3%
General & Administrative	107	104	3%	421	487	(14%)
Other	6	7	(14%)	24	23	4%
Total Adjusted Operating Expenses	**$ 453**	**$ 449**	**1%**	**$ 1,817**	**$ 1,836**	**(1%)**

Please refer to pages 41-45 for additional information on the reconciliation of GAAP financial results to adjusted financial results
Percentages are calculated using amounts rounded in millions

Fourth Quarter and Full Year 2013 Adjusted Operating Results

- Adjusted Operating Income rose 41% sequentially due to revenue growth outpacing expense growth; the 36% increase versus 2012 is due to higher revenues paired with lower expenses
- Adjusted Operating Margin was 29.0% in 4Q13, up from 22.6% in 3Q13. For the full year 2013, the Adjusted Operating Margin was 24.0% versus 18.8% in 2012.

In US dollar millions (except EPU)	4Q 2013	3Q 2013	% Δ	FY 2013	FY 2012	% Δ
Adjusted Operating Income	**$ 185**	**$ 131**	**41%**	**$ 575**	**$ 424**	**36%**
Adjusted Operating Margin	**29.0%**	**22.6%**		**24.0%**	**18.8%**	
AB Holding Adjusted Diluted Net Income Per Unit	**$ 0.60**	**$ 0.40**	**50%**	**$ 1.78**	**$ 1.28**	**39%**

Please refer to pages 41-45 for additional information on the reconciliation of GAAP financial results to adjusted financial results
Percentages are calculated using amounts rounded in millions

Global Real Estate Consolidation Update

- Over 900K sq. ft. of office space has been vacated and made available for sublease since 2010
  - Space sublet to date: 92% of Phase #1 and 70% of Phase #2
- Total write-offs recorded to date of $350M
  - Currently excluded from adjusted (or non-GAAP) operating results
  - Additional adjustments (increases and decreases) to previous write-offs are possible until all vacant space is sublet if market conditions change
  - Of the $350M total, $217M has been recorded to date for Phase #2 for which the expected range of write-offs remains $225 to $250M until the remaining space (30%) is sublet.
- Approximately $70M of annual occupancy savings realized to date
- The Incremental phase includes further consolidation of our White Plains location recorded in 3Q 2013 which had not been contemplated when Phase #2 was scoped

Phase #	Sq. Footage	Sublet To Date	Qtr/Year of Initial Writeoff	Total Writeoff To Date ($M)	Annual Savings ($M)
Phase #1	380,000	92%	1Q 2010	$ 123.9	$ 28.2
Phase #2	510,000	70%	3Q 2012	217.4	40.1
Incremental	32,200	0%	3Q 2013	8.7	1.6
Total	**922,200**			**$ 350.0**	**$ 69.9**

Q & A

APPENDIX

Institutional Equity: Relative Performance

Institutional Equity Composites vs. Benchmarks

Service	4Q 2013	Periods Ended December 31, 2013: One Year	Three Years	Five Years	Ten Years	Benchmark
Value						
Emerging Markets Value	(0.1)	(5.1)	(4.7)	(1.5)	(1.9)	MSCI EM
Global Value	0.4	5.9	(3.1)	(2.1)	(1.9)	MSCI World
Global Strategic Value	2.7	11.9	(1.5)	(1.3)	(2.6)	MSCI ACWI
US Small & Mid Cap Value	0.2	4.4	(0.9)	2.3	0.9	Russell 2500 Value
US Strategic Value	1.2	7.4	(2.5)	(0.8)	(2.6)	Russell 1000 Value
Growth						
US Small Cap Growth	0.5	2.1	3.5	5.1	1.8	Russell 2000 Growth
US Large Cap Growth	1.3	4.1	(0.5)	(1.8)	(0.5)	Russell 1000 Growth
Blend / Other						
Select US Equity	(0.7)	(1.5)	0.3	2.8	N/A	S&P 500
International Style Blend - Developed	(2.0)	(1.8)	(3.4)	(3.3)	(3.0)	MSCI EAFE - NDR

Performance is preliminary and as of December 31, 2013.
Investment performance of composites is presented after investment management fees. Periods of more than one year are annualized.
The information in this table is provided solely for use in connection with this presentation and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

Institutional Fixed Income: Relative Performance

Institutional Fixed Income Composites vs. Benchmarks*

		Periods Ended December 31, 2013				
Service	**4Q 2013**	**One Year**	**Three Years**	**Five Years**	**Ten Years**	**Benchmark**
Global High Income	2.3	8.6	3.0	7.4	1.6	33% Barclays High Yield, 33% JPM EMBI Global and 33% JPM GBI-EM
Global Fixed Income	(0.1)	(1.2)	2.1	2.3	1.1	Citigroup WGBI - Unhedged
US Strategic Core Plus	0.3	0.1	0.3	3.2	0.6	Barclays US Aggregate Index
Emerging Market Debt	0.1	(0.1)	(0.3)	3.0	0.9	JPM EMBI Global
Global Plus	0.1	(0.7)	0.2	2.0	0.1	Barclays Global Aggregate Index

Performance is preliminary and as of December 31, 2013.
Investment performance of composites is presented after investment management fees. Periods of more than one year are annualized.
*The benchmarks listed are the current benchmarks for the investment service—certain benchmarks have evolved over time and therefore are time blended.
The information in this table is provided solely for use in connection with this presentation and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

Retail Equity: Relative Performance

Retail Mutual Funds vs. Lipper Averages

Service	4Q 2013	Periods Ended December 31, 2013 One Year	Three Years	Five Years	Ten Years	Lipper Average
Value						
International Value	(0.1)	0.1	(3.6)	(2.4)	(2.4)	International Large Cap Value
Growth & Income	(0.0)	2.9	3.8	1.0	(0.2)	Large-Cap Core
Discovery Value	(0.2)	1.4	(0.6)	0.8	0.9	Mid Cap Value
U.S. Value	0.4	3.4	0.0	(1.4)	(2.0)	Large Cap Value
Global Value	1.3	4.8	(2.2)	(2.2)	(2.6)	Global Multi-Cap Value
Growth						
Global Thematic Growth	(1.0)	(3.8)	(8.3)	(2.2)	(2.2)	Global Multi-Cap Growth
International Growth	(1.5)	(6.2)	(3.7)	(1.7)	(0.4)	International Multi-Cap Growth
Large Cap Growth(1)	1.0	2.9	2.1	0.9	1.6	Large Cap Growth
Emerging Markets Growth	0.8	1.8	0.3	(0.7)	(1.0)	Equity Emerging Mkts Global
Growth(1)	0.0	(0.6)	0.2	(0.2)	(0.6)	Large Cap Growth
Discovery Growth	(1.8)	3.0	4.0	6.0	0.6	Mid Cap Growth

(1)Performance figures other than 4Q13, One Year and Three Year positively affected by class action settlement proceeds. As of December 31, 2013. Fund returns are based on Class A shares. All fees and expenses related to the operation of the Fund have been deducted, but returns do not reflect sales charges.
The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

Retail Fixed Income: Relative Performance

Retail Fixed Income Funds vs. Lipper Averages

	Periods Ended December 31, 2013					
Service	**4Q 2013**	**One Year**	**Three Years**	**Five Years**	**Ten Years**	**Lipper Average**
Global High Yield Portfolio	(0.3)	(2.2)	(0.5)	2.9	1.6	Bond Global High Yield
American Income Portfolio	0.7	(0.4)	1.9	5.4	2.2	Bond USD
Global Bond	(0.3)	(0.1)	(0.2)	1.6	1.6	Global Income
High Income	(0.2)	(0.2)	0.9	3.3	2.9	High Yield

As of December 31, 2013. Fund returns are based on Class A shares. All fees and expenses related to the operation of the Fund have been deducted, but returns do not reflect sales charges. The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

Private Client: Absolute Performance

Service	4Q 2013	Periods Ended December 31, 2013 One Year	Three Years	Five Years	Ten Years
Fully Diversified Simulation*	4.8	15.2	6.3	9.9	4.7
S&P 500	10.5	32.4	16.2	17.9	7.4
MSCI World Index - Net	8.0	26.7	11.5	15.0	7.0
Lipper Short/Int Blended Muni Fund Avg	0.2	(1.3)	2.9	3.8	2.8

Performance is preliminary and as of December 31, 2013.
Investment performance of composites is presented after investment management fees. Periods of more than one year are annualized.
*The Fully Diversified 60% stocks/40% bonds (simulation) is meant to be illustrative of the value generated by the "total solution" approach AllianceBernstein encourages for most clients: a diversified allocation across investment portfolios of varying types aimed at optimizing return and volatility over time. The Bernstein Fully Diversified Portfolio is composed of specific proportions of each of the products that follow, which were included in the simulation as of the following dates: Strategic Value—January 1, 1983 (Strategic Value was removed from the simulation on June 30, 2012); Strategic Growth—January 1, 1983 (ACM Large Cap Growth used as a proxy for Strategic Growth through December 31, 2000; Strategic Growth used thereafter until it was removed from the simulation on June 30, 2012); Strategic Equities- July 1, 2012; Intermediate Municipal Bond Composite—January 1, 1983 through March 31, 2010; Intermediate Diversified Municipal Fund – April 1, 2010; Bernstein Tax-Managed International Fund—July 1, 1992; Emerging Markets Fund—January 1, 1996; AllianceBernstein Institutional REIT Fund—July 1, 2001 (The AllianceBernstein Institutional REIT Fund was removed from the simulation on December 31, 2008); DAA Overlay— April 1, 2010; Alliance Bernstein Multi Manager Alternative Fund—October 1, 2012. The portfolio was rebalanced quarterly through December 31, 2005; monthly thereafter. Simulated performance results have certain inherent limitations. The results may not reflect the impact that certain material economic and market factors might have had on actual decision making if they were reflective of a managed account. No representation is being made that any account will, or is likely to, achieve profits or losses similar to those described herein.

Assets Under Management – 4Q13

($ billions)

	At December 31, 2013				At Sept 30, 2013
	Institutions	Retail	Private Client	Total	Total
Equity					
Actively Managed	$ 29	$ 42	$ 37	$ 108	$ 101
Passive	21	28	-	49	46
Total Equity	50	70	37	157	147
Fixed Income					
Taxable	140	61	10	211	220
Tax-Exempt	2	8	19	29	29
Passive	-	9	-	9	9
Total Fixed Income	142	78	29	249	258
Other[1]	34	5	5	44	40
Total	$ 226	$ 153	$ 71	$ 450	$ 445

	At September 30, 2013			
Total	$ 227	$ 150	$ 68	$ 445

(1) Includes Asset Allocation services and certain other alternative investments

Three Months Ended 12/31/13: AUM Roll-Forward by Distribution Channel

In US $ Billions **Investment Service:**	**Beginning of Period**	Sales/New Accounts	Redemptions/ Terminations	Net Cash Flows	Net Flows	Acquisitions	Investment Performance	Net Change	**End of Period**
Institutions									
US	**111.5**	2.3	(7.5)	(0.1)	(5.3)	0.1	1.0	(4.2)	**107.3**
Global and Non-US	**115.8**	3.2	(1.7)	(1.8)	(0.3)	0.2	3.0	2.9	**118.7**
Total Institutions	**227.3**	5.5	(9.2)	(1.9)	(5.6)	0.3	4.0	(1.3)	**226.0**
Retail									
US	**63.8**	3.6	(2.4)	(0.5)	0.7	0.7	4.6	6.0	**69.8**
Global and Non-US	**86.0**	4.2	(8.1)	(0.7)	(4.6)	-	1.8	(2.8)	**83.2**
Total Retail	**149.8**	7.8	(10.5)	(1.2)	(3.9)	0.7	6.4	3.2	**153.0**
Private Client									
US	**47.2**	0.9	(1.3)	(0.6)	(1.0)	1.1	2.0	2.1	**49.3**
Global and Non-US	**20.9**	0.6	(0.5)	0.1	0.2	-	1.0	1.2	**22.1**
Total Private Client	**68.1**	1.5	(1.8)	(0.5)	(0.8)	1.1	3.0	3.3	**71.4**
Firmwide									
US	**222.5**	6.8	(11.2)	(1.2)	(5.6)	1.9	7.6	3.9	**226.4**
Global and Non-US	**222.7**	8.0	(10.3)	(2.4)	(4.7)	0.2	5.8	1.3	**224.0**
Total Firmwide	**445.2**	14.8	(21.5)	(3.6)	(10.3)	2.1	13.4	5.2	**450.4**

Three Months Ended 12/31/13: AUM Roll-Forward by Investment Service

In US $ Billions **Investment Service:**	**Beginning of Period**	Sales/New Accounts	Redemptions/ Terminations	Net Cash Flows	Net Flows	Acquisition	Investment Performance	Net Change	**End of Period**
Equity Active									
US	**51.3**	2.3	(2.0)	(0.8)	(0.5)	1.9	4.9	6.3	**57.6**
Global and Non-US	**49.4**	1.2	(2.8)	(0.5)	(2.1)	0.2	2.7	0.8	**50.2**
Total Equity Active	**100.7**	3.5	(4.8)	(1.3)	(2.6)	2.1	7.6	7.1	**107.8**
Equity Passive[1]									
US	**33.4**	(0.2)	-	(0.9)	(1.1)	-	3.5	2.4	**35.8**
Global and Non-US	**12.8**	0.5	(0.1)	(0.3)	0.1	-	0.6	0.7	**13.5**
Total Equity Passive[1]	**46.2**	0.3	(0.1)	(1.2)	(1.0)	-	4.1	3.1	**49.3**
Total Equity	**146.9**	3.8	(4.9)	(2.5)	(3.6)	2.1	11.7	10.2	**157.1**
Fixed Income - Taxable									
US	**100.1**	3.0	(7.9)	(0.3)	(5.2)	-	(1.0)	(6.2)	**93.9**
Global and Non-US	**119.3**	5.6	(7.1)	(1.5)	(3.0)	-	0.8	(2.2)	**117.1**
Total Fixed Income - Taxable	**219.4**	8.6	(15.0)	(1.8)	(8.2)	-	(0.2)	(8.4)	**211.0**
Fixed Income - Tax-Exempt									
US	**29.4**	0.7	(1.2)	(0.3)	(0.8)	-	0.1	(0.7)	**28.7**
Global and Non-US	**-**	-	-	-	-	-	-	-	**-**
Total Fixed Income - Tax-Exempt	**29.4**	0.7	(1.2)	(0.3)	(0.8)	-	0.1	(0.7)	**28.7**
Fixed Income Passive[1]									
US	**4.3**	-	-	0.4	0.4	-	-	0.4	**4.7**
Global and Non-US	**5.0**	0.1	(0.2)	(0.1)	(0.2)	-	(0.2)	(0.4)	**4.6**
Total Fixed Income Passive[1]	**9.3**	0.1	(0.2)	0.3	0.2	-	(0.2)	-	**9.3**
Total Fixed Income	**258.1**	9.4	(16.4)	(1.8)	(8.8)	-	(0.3)	(9.1)	**249.0**
Other[2]									
US	**4.0**	1.0	(0.1)	0.7	1.6	-	0.1	1.7	**5.7**
Global and Non-US	**36.2**	0.6	(0.1)	-	0.5	-	1.9	2.4	**38.6**
Total Other[2]	**40.2**	1.6	(0.2)	0.7	2.1	-	2.0	4.1	**44.3**
Firmwide									
US	**222.5**	6.8	(11.2)	(1.2)	(5.6)	1.9	7.6	3.9	**226.4**
Global and Non-US	**222.7**	8.0	(10.3)	(2.4)	(4.7)	0.2	5.8	1.3	**224.0**
Total Firmwide	**445.2**	14.8	(21.5)	(3.6)	(10.3)	2.1	13.4	5.2	**450.4**

(1)Includes index and enhanced index services. (2)Includes asset allocation services and certain other alternative investments.

Twelve Months Ended 12/31/13: AUM Roll-Forward by Distribution Channel

In US $ Billions **Investment Service:**	**Beginning of Period**	Sales/New Accounts	Redemptions/ Terminations	Net Cash Flows	Net Flows	Acquisitions	Investment Performance	Net Change	**End of Period**
Institutions									
US	**109.9**	8.9	(9.1)	(2.5)	(2.7)	0.1	-	(2.6)	**107.3**
Global and Non-US	**109.9**	16.0	(9.4)	(4.9)	1.7	0.2	6.9	8.8	**118.7**
Total Institutions	**219.8**	24.9	(18.5)	(7.4)	(1.0)	0.3	6.9	6.2	**226.0**
Retail									
US	**50.1**	18.5	(8.9)	(2.8)	6.8	0.7	12.2	19.7	**69.8**
Global and Non-US	**94.3**	30.6	(41.2)	(3.7)	(14.3)	-	3.2	(11.1)	**83.2**
Total Retail	**144.4**	49.1	(50.1)	(6.5)	(7.5)	0.7	15.4	8.6	**153.0**
Private Client									
US	**47.2**	4.1	(5.9)	(2.5)	(4.3)	1.1	5.3	2.1	**49.3**
Global and Non-US	**18.6**	2.3	(2.6)	0.8	0.5	-	3.0	3.5	**22.1**
Total Private Client	**65.8**	6.4	(8.5)	(1.7)	(3.8)	1.1	8.3	5.6	**71.4**
Firmwide									
US	**207.2**	31.5	(23.9)	(7.8)	(0.2)	1.9	17.5	19.2	**226.4**
Global and Non-US	**222.8**	48.9	(53.2)	(7.8)	(12.1)	0.2	13.1	1.2	**224.0**
Total Firmwide	**430.0**	80.4	(77.1)	(15.6)	(12.3)	2.1	30.6	20.4	**450.4**

Twelve Months Ended 12/31/13: AUM Roll-Forward by Investment Service

In US $ Billions **Investment Service:**	**Beginning of Period**	Sales/New Accounts	Redemptions/ Terminations	Net Cash Flows	Net Flows	Acquisitions	Investment Performance	Net Change	**End of Period**
Equity Active									
US	**40.0**	11.2	(7.3)	(2.8)	1.1	1.9	14.6	17.6	**57.6**
Global and Non-US	**55.4**	4.7	(15.1)	(3.2)	(13.6)	0.2	8.2	(5.2)	**50.2**
Total Equity Active	**95.4**	15.9	(22.4)	(6.0)	(12.5)	2.1	22.8	12.4	**107.8**
Equity Passive(1)									
US	**28.3**	1.4	-	(3.0)	(1.6)	-	9.1	7.5	**35.8**
Global and Non-US	**12.0**	2.0	(0.7)	(1.7)	(0.4)	-	1.9	1.5	**13.5**
Total Equity Passive(1)	**40.3**	3.4	(0.7)	(4.7)	(2.0)	-	11.0	9.0	**49.3**
Total Equity	**135.7**	19.3	(23.1)	(10.7)	(14.5)	2.1	33.8	21.4	**157.1**
Fixed Income - Taxable									
US	**102.4**	11.5	(11.2)	(2.7)	(2.4)	-	(6.1)	(8.5)	**93.9**
Global and Non-US	**121.6**	38.0	(35.7)	(5.2)	(2.9)	-	(1.6)	(4.5)	**117.1**
Total Fixed Income - Taxable	**224.0**	49.5	(46.9)	(7.9)	(5.3)	-	(7.7)	(13.0)	**211.0**
Fixed Income - Tax-Exempt									
US	**30.8**	4.9	(5.1)	(1.4)	(1.6)	-	(0.5)	(2.1)	**28.7**
Global and Non-US	**-**	-	-	-	-	-	-	-	**-**
Total Fixed Income - Tax-Exempt	**30.8**	4.9	(5.1)	(1.4)	(1.6)	-	(0.5)	(2.1)	**28.7**
Fixed Income Passive(1)									
US	**2.5**	0.8	-	1.4	2.2	-	-	2.2	**4.7**
Global and Non-US	**5.4**	0.6	(0.7)	(0.5)	(0.6)	-	(0.2)	(0.8)	**4.6**
Total Fixed Income Passive(1)	**7.9**	1.4	(0.7)	0.9	1.6	-	(0.2)	1.4	**9.3**
Total Fixed Income	**262.7**	55.8	(52.7)	(8.4)	(5.3)	-	(8.4)	(13.7)	**249.0**
Other(2)									
US	**3.2**	1.7	(0.3)	0.7	2.1	-	0.4	2.5	**5.7**
Global and Non-US	**28.4**	3.6	(1.0)	2.8	5.4	-	4.8	10.2	**38.6**
Total Other(2)	**31.6**	5.3	(1.3)	3.5	7.5	-	5.2	12.7	**44.3**
Firmwide									
US	**207.2**	31.5	(23.9)	(7.8)	(0.2)	1.9	17.5	19.2	**226.4**
Global and Non-US	**222.8**	48.9	(53.2)	(7.8)	(12.1)	0.2	13.1	1.2	**224.0**
Total Firmwide	**430.0**	80.4	(77.1)	(15.6)	(12.3)	2.1	30.6	20.4	**450.4**

(1)Includes index and enhanced index services. (2)Includes asset allocation services and certain other alternative investments.

AUM by Region

As of December 31, 2013


Institutions
NA ex US 4%
Other 1%
United Kingdom 5%
Asia ex Japan 6%
Japan 12%
US 57%
EMEA 15%

$226.0B


Retail
Other 4%
Japan 5%
EMEA 11%
US 61%
Asia ex Japan 19%

$153.0B

By client domicile

Fourth Quarter and Full Year 2013 Adjusted Advisory Fees

In US Dollars

	4Q 2013	3Q 2013	% Δ	FY 2013	FY 2012	% Δ
Ending AUM ($ Billions)	**$450**	**$445**	**1%**	**$450**	**$430**	**5%**
Average AUM ($ Billions)	**$447**	**$440**	**2%**	**$442**	**$416**	**6%**
By Fee Type ($ Millions):						
Adjusted Base Fees	$453	$449	1%	$1,795	$1,694	6%
Adjusted Performance Fees	44	1	4300%	54	49	10%
Total	**$497**	**$450**	**10%**	**$1,849**	**$1,743**	**6%**
Adjusted Base Fees By Channel ($ Millions):						
Institutions	$98	$102	(4%)	$401	$422	(5%)
Retail	206	203	1%	818	695	18%
Private Client	149	144	3%	576	577	(0%)
Total	**$453**	**$449**	**1%**	**$1,795**	**$1,694**	**6%**

Fourth Quarter and Full Year 2013 GAAP Income Statement

In US dollar millions (except EPU)	4Q 2013	3Q 2013	% Δ	FY 2013	FY 2012	% Δ
Net Revenues	$ 766	$ 706	8%	$ 2,915	$ 2,737	7%
Operating Expenses	571	597	(4%)	2,351	2,535	(7%)
Operating Income	195	109	79%	564	202	179%
Net Income Attributable to AB Unitholders	182	100	82%	518	189	174%
AB Holding GAAP Diluted Net Income per Unit	**$0.62**	**$0.32**	**94%**	**$1.71**	**$0.51**	**235%**
AB Holding Distribution Per Unit	**$0.60**	**$0.40**	**50%**	**$1.79**	**$1.23**	**46%**

Please refer to pages 41-45 for additional information on the reconciliation of GAAP financial results to adjusted financial results
Percentages are calculated using amounts rounded to the nearest million

Consolidated Balance Sheet

In US $ Millions

Assets	December 31, 2013		December 31, 2012	
Cash and cash equivalents	$	510	$	627
Cash and securities, segregated		980		1,551
Receivables, net		1,550		1,616
Investments:				
Long-term incentive compensation-related		118		123
Other		662		610
Goodwill		2,987		2,954
Intangible assets, net		169		169
Deferred sales commissions, net		71		96
Other (incl. furniture & equipment, net)		339		369
Total Assets	**$**	**7,386**	**$**	**8,115**

Liabilities and Capital				
Liabilities:				
Payables	$	2,195	$	3,005
Accounts payable and accrued expenses		529		499
Accrued compensation and benefits		324		485
Debt		268		323
Total Liabilities		**3,316**		**4,312**
Partners' capital attributable to AllianceBernstein Unitholders		4,028		3,760
Non-controlling interests in consolidated entities		42		43
Total Capital		**4,070**		**3,803**
Total Liabilities and Capital	**$**	**7,386**	**$**	**8,115**

Consolidated Statement of Cash Flows

In US $ Millions

		Twelve Months Ended	
		Dec. 31, 2013	Dec. 31, 2012
Net Income		$ 527	$ 189
Non-cash items:	Amortization of deferred sales commissions	41	40
	Amortization of non-cash long-term incentive compensation	159	22
	Depreciation and other amortization	60	76
	Unrealized (gains) on long-term incentive compensation-related investments	(15)	(15)
	Unrealized (gains) on consolidated venture capital fund	(22)	(18)
	Unrealized (gains) on other investments	(5)	(41)
	Real estate asset write-off charges	4	41
	Other, net	-	1
Changes in assets and liabilities		(244)	388
Net cash provided by operating activities		**505**	**683**
Proceeds (purchases) of investments, net		3	1
Purchases of furniture, equipment, and leasehold improvements		(21)	(22)
Proceeds from sales of furniture, equipment, and leasehold improvements		-	3
Purchases of businesses, net of cash acquired		(39)	-
Net cash used in investing activities		**(57)**	**(18)**
(Repayment) of commercial paper, net		(56)	(123)
Increase in overdrafts payable		52	-
Distributions to General Partner and Unitholders		(461)	(321)
Distributions to non-controlling interests in consolidated entities		(11)	(10)
Capital contributions from general partner		3	4
Capital contributions from Holding		(2)	-
Payments of contingent payment arrangements		(4)	-
Additional investments by Holding with proceeds from exercise of compensatory options to buy Holding Units		15	-
Additional investments by Holding from distributions paid to AllianceBernstein consolidated rabbi trust		14	12
Purchases of Holding Units to fund long-term incentive compensation plan awards, net		(112)	(238)
Other, net		-	(6)
Net cash used in financing activities		**(562)**	**(682)**
Effect of exchange rate changes on cash and cash equivalents		(3)	5
Net (decrease) in cash and cash equivalents		(117)	(12)
Cash and cash equivalents at the beginning of period		627	639
Cash and cash equivalents at the end of period		**$ 510**	**$ 627**

AllianceBernstein Holding Financial Results

In US $ Millions (excluding per unit amounts)

	4Q 2013	3Q 2013	% Δ	FY 2013	FY 2012	% Δ
AllianceBernstein						
Net Income Attributable to AllianceBernstein	$182	$100	82%	$518	$189	174%
Weighted Average Equity Ownership Interest	34.5%	34.5%		35.9%	37.5%	
AllianceBernstein Holding						
Equity in Net Income Attributable to AllianceBernstein	$63	$35	80%	$186	$71	162%
Income Taxes	5	5	0%	20	20	0%
Net Income	**$58**	**$30**	**93%**	**$166**	**$51**	**225%**
Diluted Net Income Per Unit, GAAP basis	**$0.62**	**$0.32**	**94%**	**$1.71**	**$0.51**	**235%**
Distributions Per Unit	**$0.60**	**$0.40**	**50%**	**$1.79**	**$1.23**	**46%**
Adjusted Diluted Net Income Per Unit	**$0.60**	**$0.40**	**50%**	**$1.78**	**$1.28**	**39%**

Please refer to pages 41-45 for additional information on the reconciliation of GAAP financial results to adjusted financial results
Percentages are calculated using amounts rounded to the nearest million

AllianceBernstein Adjusted Earnings Reconciliation

$ thousands, unaudited	Three Months Ended 12/31/13	9/30/13	6/30/13	3/31/13	12/31/12	9/30/12
Net Revenues, GAAP basis	**$ 765,572**	**$ 706,078**	**$ 734,275**	**$ 709,122**	**$ 704,607**	**$ 708,158**
Exclude:						
Long-term incentive compensation-related investment (gains) losses	(4,711)	(5,284)	(818)	(6,029)	(2,385)	(6,374)
Long-term incentive compensation-related dividends and interest	(1,882)	(210)	(196)	(269)	(1,222)	(300)
90% of consolidated venture capital fund investment (gains) losses	(3,640)	(1,588)	(6,602)	1,220	2,027	3,634
Distribution-related payments	(101,166)	(101,368)	(111,386)	(109,280)	(106,322)	(94,779)
Amortization of deferred sales commissions	(9,516)	(10,363)	(10,325)	(11,074)	(11,167)	(10,658)
Pass-through fees & expenses	(6,993)	(7,509)	(7,022)	(6,868)	(7,737)	(25,617)
Adjusted Net Revenues	**$ 637,664**	**$ 579,756**	**$ 597,926**	**$ 576,822**	**$ 577,801**	**$ 574,064**
Operating Income (Loss), GAAP basis	**$ 194,781**	**$ 108,618**	**$ 136,654**	**$ 124,198**	**$ 78,194**	**$ (55,821)**
Exclude:						
Long-term incentive compensation-related items	(665)	(92)	322	29	(570)	(106)
Real estate charges	1,726	24,125	1,935	638	38,896	168,086
Acquisition-related expenses	3,373	-	-	-	-	-
Contingent acquisition consideration adjustments	(10,840)	-	-	-	-	-
Sub-total of non-GAAP adjustments	(6,406)	24,033	2,257	667	38,326	167,980
Less: Net income (loss) of consolidated entities attributable to non-controlling interests	3,442	1,413	6,376	(1,485)	(2,300)	(4,003)
Adjusted Operating Income	**$ 184,933**	**$ 131,238**	**$ 132,535**	**$ 126,350**	**$ 118,820**	**$ 116,162**
Operating Margin, GAAP basis excl. non-controlling interests	**25.0%**	**15.2%**	**17.7%**	**17.7%**	**11.4%**	**n/m**
Adjusted Operating Margin	**29.0%**	**22.6%**	**22.2%**	**21.9%**	**20.6%**	**20.2%**

AllianceBernstein Adjusted Earnings Reconciliation

$ thousands, unaudited	Twelve Months Ended December 31, 2013	2012
Net Revenues, GAAP basis	**$ 2,915,047**	**$ 2,736,737**
Exclude:		
Long-term incentive compensation-related investment (gains)	(16,842)	(16,711)
Long-term incentive compensation-related dividends and interest	(2,557)	(2,245)
90% of consolidated venture capital fund investment (gains)	(10,610)	(1,118)
Distribution-related payments	(423,200)	(367,090)
Amortization of deferred sales commissions	(41,279)	(40,262)
Pass-through fees & expenses	(28,390)	(49,010)
Adjusted Net Revenues	**$ 2,392,169**	**$ 2,260,301**
Operating Income, GAAP basis	**$ 564,251**	**$ 202,365**
Exclude:		
Long-term incentive compensation-related items	(405)	(1,508)
Real estate charges	28,424	223,038
Acquisition-related expenses	3,373	-
Contingent payment arrangements	(10,840)	-
Sub-total of non-GAAP adjustments	20,552	221,530
Less: Net income (loss) of consolidated entities attributable to non-controlling interests	9,746	(315)
Adjusted Operating Income	**$ 575,057**	**$ 424,210**
Operating Margin, GAAP basis excl. non-controlling interests	**19.0%**	**7.4%**
Adjusted Operating Margin	**24.0%**	**18.8%**

AllianceBernstein Holding Adjusted Earnings Reconciliation

$ thousands except per Unit amounts, unaudited	Three Months Ended 12/31/13	9/30/13	6/30/13	3/31/13	12/31/12	9/30/12
Net Income (Loss) - Diluted, GAAP basis	**$ 57,853**	**$ 29,706**	**$ 40,617**	**$ 38,474**	**$ 26,192**	**$ (23,142)**
Impact on net income of AllianceBernstein non-GAAP adjustments	(2,308)	7,919	840	214	13,573	59,589
Adjusted Net Income - Diluted	**$ 55,545**	**$ 37,625**	**$ 41,457**	**$ 38,688**	**$ 39,765**	**$ 36,447**
Diluted Net Income (Loss) per Holding Unit, GAAP basis	**$ 0.62**	**$ 0.32**	**$ 0.40**	**$ 0.38**	**$ 0.26**	**$ (0.23)**
Impact of AllianceBernstein non-GAAP adjustments	(0.02)	0.08	0.01	-	0.14	0.59
Adjusted Diluted Net Income per Holding Unit	**$ 0.60**	**$ 0.40**	**$ 0.41**	**$ 0.38**	**$ 0.40**	**$ 0.36**

AllianceBernstein Holding Adjusted Earnings Reconciliation

$ thousands except per Unit amounts, unaudited	Twelve Months Ended December 31, 2013	2012
Net Income - Diluted, GAAP basis	**$ 166,668**	**$ 51,085**
Impact on net income of AllianceBernstein non-GAAP adjustments	6,841	78,693
Adjusted Net Income - Diluted	**$ 173,509**	**$ 129,778**
Diluted Net Income per Holding Unit, GAAP basis	**$ 1.71**	**$ 0.51**
Impact of AllianceBernstein non-GAAP adjustments	0.07	0.77
Adjusted Diluted Net Income per Holding Unit	**$ 1.78**	**$ 1.28**

AllianceBernstein Adjusted Financial Results Reconciliation

AllianceBernstein L.P.

Notes to Condensed Consolidated Statements of Income and Supplemental Information

(Unaudited)

Adjusted Net Revenues

Adjusted net revenues exclude investment gains and losses and dividends and interest on long-term incentive compensation-related investments, and 90% of the investment gains and losses of our consolidated venture capital fund attributable to non-controlling interests. In addition, adjusted net revenues offset distribution-related payments to third parties as well as amortization of deferred sales commissions against distribution revenues. We believe offsetting net revenues by distribution-related payments is useful for our investors and other users of our financial statements because such presentation appropriately reflects the nature of these costs as pass-through payments to third parties who perform functions on behalf of our sponsored mutual funds and/or shareholders of these funds. We offset amortization of deferred sales commissions against net revenues because such costs, over time, essentially offset our distribution revenues. We also exclude additional pass-through expenses we incur (primarily through our transfer agency) that are reimbursed and recorded as fees in revenues. During the third quarter of 2012, we offset sub-advisory payments to third parties against performance-based fees earned on the Public-Private Investment Program (PPIP) fund we managed. These fees have no impact on operating income, but they do have an impact on our operating margin. As such, we exclude these fees from adjusted net revenues.

Adjusted Operating Income

Adjusted operating income represents operating income on a US GAAP basis excluding (1) the impact on net revenues and compensation expense of the mark-to-market gains and losses (as well as the dividends and interest) associated with employee long-term incentive compensation-related investments, (2) real estate charges, (3) acquisition-related expenses, (4) adjustments to contingent payment arrangements and (5) the net income or loss of consolidated entities attributable to non-controlling interests.

Prior to 2009, a large proportion of employee compensation was in the form of long-term incentive compensation awards that were notionally invested in AllianceBernstein investment services and generally vested over a period of four years. AllianceBernstein economically hedged the exposure to market movements by purchasing and holding these investments on its balance sheet. All such investments have vested as of year-end 2012 and the investments have been distributed to the participants, except for those investments with respect to which the participant elected a long-term deferral. The investments' appreciation or depreciation is recorded within investment gains and losses on the income statement, as well as increasing or decreasing compensation expense. Because this plan is economically hedged, management believes it is useful to reflect the offset achieved from hedging the investments' market exposure in the calculation of adjusted operating income and adjusted operating margin. The non-GAAP measures exclude gains and losses and dividends and interest on long-term incentive compensation-related investments included in revenues and compensation expense.

Real estate charges have been excluded because they are not considered part of our core operating results when comparing financial results from period to period and to industry peers.

Acquisition-related expenses, primarily severance and professional fees incurred as a result of the WPS acquisition, have been excluded because they are not considered part of our core operating results when comparing financial results from prior period to period and to industry peers.

The recording of a change in estimate of the contingent consideration payable relating to contingent payment arrangements included in the acquisition of Sun America's alternative investment group is not considered part of our core operating results and, accordingly, has been excluded.

Most of the net income or loss of consolidated entities attributable to non-controlling interests relates to the 90% limited partner interests held by third parties in our consolidated venture capital fund. We own a 10% limited partner interest in the fund. Because we are the general partner of the venture capital fund and are deemed to have a controlling interest, US GAAP requires us to consolidate the financial results of the fund. However, recognizing 100% of the gains or losses in operating income while only retaining 10% is not reflective of our underlying financial results at the operating income level. As a result, we are excluding the 90% limited partner interests we do not own from our adjusted operating income. Similarly, net income of joint ventures attributable to non-controlling interests, although not significant, is excluded because it does not reflect the economic interest attributable to AllianceBernstein.

Adjusted Operating Margin

Adjusted operating margin allows us to monitor our financial performance and efficiency from period to period and to compare our performance to industry peers without the volatility noted above in our discussion of adjusted operating income. Adjusted operating margin is derived by dividing adjusted operating income by adjusted net revenues.

AllianceBernstein